Method of Accounting for the Purchase	3 Months Ended
Mar. 31, 2012
NotesToFinancialStatementsMethodOfAccountingAbstract
Method of Accounting for the Purchase
2.      METHOD OF ACCOUNTING FOR THE PURCHASE

TETRA will account for the purchase using the purchase method of accounting for business combinations.

The purchase method of accounting requires that GPS Inc.'s assets and liabilities assumed by TETRA be recorded at their estimated fair values. The purchase price of GPS Inc.'s net assets will be based on the total cash value paid by TETRA, approximately $55.5 million.  At July 31, 2012, the purchase price was allocated as follows: $17.7 million to equipment and other fixed assets, $3.5 million to identified intangible assets, and $34.3 million to goodwill.  These values differ from the pro forma balance sheet values due primarily to depreciation and additional equipment assets acquired by GPS, Inc. subsequent to March 31, 2012.